                            Adjourned Meeting Notice



                        COLUMBIA COMMON STOCK FUND, INC.
                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                      HAS BEEN ADJOURNED TO MARCH 11, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for the Columbia Common Stock Fund, Inc. has been adjourned in order to solicit additional votes. The Meeting has been adjourned to 2:00 p.m. (Eastern time) on March 11, 2005. The Fund's records indicate that as of January 11, 2005 (the "Record Date" for the Meeting), you were holding shares and, as of February 16, 2005, you had not voted these shares. PLEASE TAKE THE TIME NOW TO CAST YOUR VOTE. In order for your vote to be represented, we must receive your instructions on or before the reconvened Meeting on March 11, 2005. If you need another copy of the proxy material, please call Alamo Direct, the Fund's proxy agent, at 1-866-270-3134.

For your convenience, we have established four easy methods by which to register your vote. Please take a few moments to vote now by utilizing one of the following options:

      1.  BY PHONE:     For automated telephone voting, call us toll-free at
                        1-866-241-6192, available 24 hours a day. Enter the number located in the shaded box on your proxy card and follow the prompts. If you would like to speak to a proxy agent, call us toll-free at 1-866-270-3134.
                        Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and on Saturday from 12 p.m. to 6 p.m., Eastern time.

      2.  BY INTERNET:  Visit https://vote.proxy-direct.com and follow the on screen instructions.

      3.  BY FAX:       Complete the enclosed proxy card and fax it to us
                        toll-free at 1-888-796-9932, any time.

      4.  BY MAIL:      If none of the above-mentioned methods are available,
                        please complete the enclosed proxy card and return it in the enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts. As the Meeting approaches and we still have not heard from you, you may receive a call from Alamo Direct asking you to vote.

Thank you for your prompt attention to this matter.

                                                                           R1-CS

                            Adjourned Meeting Notice



                        COLUMBIA COMMON STOCK FUND, INC.
                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                      HAS BEEN ADJOURNED TO MARCH 11, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for the Columbia Common Stock Fund, Inc. has been adjourned in order to solicit additional votes. The Meeting has been adjourned to 2:00 p.m. (Eastern time) on March 11, 2005. The Fund's records indicate that as of January 11, 2005 (the "Record Date" for the Meeting), you were holding shares and, as of February 16, 2005, you had not voted these shares. PLEASE TAKE THE TIME NOW TO CAST YOUR VOTE. In order for your vote to be represented, we must receive your instructions on or before the reconvened Meeting on March 11, 2005.

For your convenience, we have established three easy methods by which to register your vote. Please take a few moments to vote now by utilizing one of the following options:

      1.  BY PHONE:     You may cast your vote by telephone by calling the
                        toll-free number listed on the enclosed voting instruction card and entering your control number.

      2. BY INTERNET:   You may cast your vote using the Internet by logging on
                        to the Internet address located on the enclosed voting instruction card and following the instructions on the website.

      3. BY MAIL:       You may also return your executed voting instruction
                        card in the enclosed postage prepaid envelope.

                 REMEMBER, YOUR VOTE COUNTS - PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts.

Thank you for your prompt attention to this matter.

                                                                         ADP-adj

                            Adjourned Meeting Notice



                           COLUMBIA GROWTH FUND, INC.
                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                      HAS BEEN ADJOURNED TO MARCH 11, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for the Columbia Growth Fund, Inc. has been adjourned in order to solicit additional votes. The Meeting has been adjourned to 2:00 p.m. (Eastern time) on March 11, 2005. The Fund's records indicate that as of January 11, 2005 (the "Record Date" for the Meeting), you were holding shares and, as of February 16, 2005, you had not voted these shares. PLEASE TAKE THE TIME NOW TO CAST YOUR VOTE. In order for your vote to be represented, we must receive your instructions on or before the reconvened Meeting on March 11, 2005. If you need another copy of the proxy material, please call Alamo Direct, the Fund's proxy agent, at 1-866-270-3134.

For your convenience, we have established four easy methods by which to register your vote. Please take a few moments to vote now by utilizing one of the following options:

      1.  BY PHONE:     For automated telephone voting, call us toll-free at
                        1-866-241-6192, available 24 hours a day. Enter the number located in the shaded box on your proxy card and follow the prompts. If you would like to speak to a proxy agent, call us toll-free at 1-866-270-3134.
                        Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and on Saturday from 12 p.m. to 6 p.m., Eastern time.

      2.  BY INTERNET:  Visit https://vote.proxy-direct.com and follow the on screen instructions.

      3.  BY FAX:       Complete the enclosed proxy card and fax it to us
                        toll-free at 1-888-796-9932, any time.

      4.  BY MAIL:      If none of the above-mentioned methods are available,
                        please complete the enclosed proxy card and return it in the enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts. As the Meeting approaches and we still have not heard from you, you may receive a call from Alamo Direct asking you to vote.

Thank you for your prompt attention to this matter.

                                                                           R1-GR

                            Adjourned Meeting Notice



                           COLUMBIA GROWTH FUND, INC.
                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                      HAS BEEN ADJOURNED TO MARCH 11, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for the Columbia Growth Fund, Inc. has been adjourned in order to solicit additional votes. The Meeting has been adjourned to 2:00 p.m. (Eastern time) on March 11, 2005. The Fund's records indicate that as of January 11, 2005 (the "Record Date" for the Meeting), you were holding shares and, as of February 16, 2005, you had not voted these shares. PLEASE TAKE THE TIME NOW TO CAST YOUR VOTE. In order for your vote to be represented, we must receive your instructions on or before the reconvened Meeting on March 11, 2005.

For your convenience, we have established three easy methods by which to register your vote. Please take a few moments to vote now by utilizing one of the following options:

      1. BY PHONE:      You may cast your vote by telephone by calling the
                        toll-free number listed on the enclosed voting instruction card and entering your control number.

      2. BY INTERNET:   You may cast your vote using the Internet by logging on
                        to the Internet address located on the enclosed voting instruction card and following the instructions on the website.

      3. BY MAIL:       You may also return your executed voting instruction
                        card in the enclosed postage prepaid envelope.

                 REMEMBER, YOUR VOTE COUNTS - PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts.

Thank you for your prompt attention to this matter.

                                                                           ADPGR